100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Europe, Middle East & Africa May 17, 2006 Michael Strong President, EMEA Exhibit 99.6

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2 2005 EMEA % of Total Revenues 21% 4% 6% 69% EMEA Americas Asia Pacific Global Investment Management EMEA $594m

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 3 CB Richard Ellis | Page 3
European Office Locations
AUSTRIA
Vienna
BELGIUM
Brussels
CZECH REPUBLIC
Prague
FRANCE
Aix-en-Provence
Il-de-France
Lyon
Marseille
Neuilly Sur Seine
Paris
Toulouse
GERMANY
Berlin
Frankfurt
Hamburg
Munich
HUNGARY
Budapest
IRELAND
Dublin
ITALY
Milan
Rome
THE
NETHERLANDS
Amsterdam
The Hague
Hoofddorp
POLAND
Krakow
Poznan
Warsaw
PORTUGAL
Lisbon
RUSSIA
Moscow
SLOVAKIA
Bratislava
SPAIN
Barcelona
Mardrid
Malaga
Marbella
Palma de Mallorca
San Fernando
Valencia
SWEDEN
Gothenburg
Stockholm
UNITED KINGDOM
Belfast
Birmingham
Bristol
Edinburgh
Glasgow
Jersey
Leeds
Liverpool
London
Manchester
Southampton
CB Richard Ellis Offices
BULGARIA
Sofia
CROATIA
Zagreb
DENMARK
Aarhus
Copenhagen
Kolding
FINLAND
Helsinki
GREECE
Athens
Thessaloniki
NORWAY
Oslo
ROMANIA
Bucharest
SWITZERLAND
Geneva
Zurich
TURKEY
Istanbul
Affiliate Offices

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4
Middle East & Africa Office Locations
MOROCCO
Casablanca
UNITED ARAB EMIRATES
Abu Dhabi
Dubai
CB Richard Ellis Offices
BOTSWANA
Gaborone
ISRAEL
Tel Aviv
KENYA
Nairobi
SOUTH AFRICA
Durban
Johannesburg
Cape Town
Port Elizabeth
Pretoria
Polokwane
Bloemfontein
Klerks Dorp
Nelspruit
UGANDA
Kampala
ZIMBABWE
Bulawayo
Harare
Affiliate Offices

$ million

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 5 CB Richard Ellis | Page 5
EMEA Revenue Comparison
Source – Competitors’ websites, press releases and press articles
460
443
246
594
297
493
0
100
200
300
400
500
600
700
800
CB Richard Ellis Jones Lang LaSalle Cushman & Wakefield
2005 2004
+29% +11% +21%
Annual Percentage Growth

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6 2005 EMEA Revenue by Service Line 38% 3% 9% 13% 37% Sales Leasing Valuation Asset Services Other Total EMEA Revenue $594 m

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 7 CB Richard Ellis | Page 7
2005 EMEA Revenue by Client
Total EMEA Revenue $594 m
1%
5%
6%
29%
31%
3%
25%
Insurance Co's/Banks
Property Companies
Corporates
Pension Funds
Government
Individuals/Partnerships
Other

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

CB Richard Ellis | Page 8 CB Richard Ellis | Page 8
2005 London Market Share
Source: EGI London Office Database
5%
5%
8%
8%
9%
12%
15%
15%
23%
CB Richard Ellis
Jones Lang LaSalle
DTZ
Knight Frank
Cushman & Wakefield
Healey & Baker
Savills
Atisreal
BH2
GVA
Increased lead over #2 firm by 8 percentage points from 2004.

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 9 CB Richard Ellis | Page 9 2005 Strategic Initiatives Infrastructure Development Cross border programs Clients and CRM

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 10 CB Richard Ellis | Page 10 2005 Strategic Initiatives – Infrastructure Development Acquisitions Affiliations Service Line Additions

Dalgleish (United Kingdom)
Retail Advisory Services
Q4, 2005
CB Richard Ellis Gunne (Ireland)
Advisory Services
Q3, 2005
Easyburo SAS (France)
Corporate Fit-out and Relocation
Q2, 2005
Sogesmaint (Belgium)
Property Management
Q1, 2006
Austin Adams (United Kingdom)
Advisory Services
Q1, 2006
Rutter & Strutz (Austria)
Retail Advisory Services
Q2, 2005
Noble Gibbons (Russia)
Advisory Services
Q2, 2006
Immobiliere Developpement & Gestion (Belgium)
Retail Advisory Services
Q1, 2006

100 A Century of Service 1906 | 2006
CBRE CB Richard Ellis

CB Richard Ellis | Page 11 CB Richard Ellis | Page 11 2005 & 2006 Acquisitions

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12 New Offices Bratislava The Hague Abu Dhabi Casablanca Dubai

FINLAND
SWEDEN
NORWAY
Oslo
Stockholm
Gulf of Bothnia
Vaasa
Jyvaskyla
Tampere
Turku
Baltic Sea
ESTONIA
Riga
LATVIA
LITHUANIA
Vilnius
Minsk
BYELARUS
Moscow
RUSSIA (WEST)
North Sea
DENMARK
Arhus
Kolding
Copenhagen
Gothenburg
U.K.
Edinburgh
Belfast
Glasgow
Dublin
IRELAND
Liverpool
Birmingham
Bristol
London
BELGIUM
Brussels
Amsterdam
Hamburg
Berlin
GERMANY
Frankfurt am Main
Munich
POLAND
Poznan
Warsaw
Katowice
Krakow
Lvov
Kiev
UKRAINE
Voronezh
Saratov
Volgograd
Prague
SLOVAKIA
Vienna
AUSTRIA
Budapest
HUNGARY
MOLDOVA
ROMANIA
Bucharest
Constanta
Black Sea
Krasnodar
GEORGIA
Jersey
Paris
Neuilly sur Seine
FRANCE
Geneva
Lyon
Aix en Provence
Marseille
Milan
ITALY
Bologna
Rome
CROATIA
BOSNIA
SERBIA
BULGARIA
Sofia
MACEDONIA
ALBANIA
Thessaloniki
GREECE
Athens
Izmir
Antalya
TURKEY
Valladolid
PORTUGAL
SPAIN
Madrid
Barcelona
Valencia
Palma de Mallorca
Lisbon
Malaga

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 13 CB Richard Ellis | Page 13 Cross Border Program Valuation Logistics Building Consultancy Corporate Services Retail Investment

TOYS 'R' US
ENTRADA

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 14 CB Richard Ellis | Page 14
Client Case Study
46 hotels sold to Royal Bank of
Scotland worth over £1 billion
Changing Nature of our
Assignments
Largest ever real estate
transaction in Holland 3
stores comprising 5.8 million
sq ft
Largest ever single asset in
Paris. 580,000 sq ft sales
price of €560 million
Sale of 78 stores, totalling
2 million sq ft in 5 countries
Marriott Hotels
UK
Vendex KBB
Netherlands
Tour Adria,
La Defense, Paris
Toys R Us, France,
Spain, UK, Germany

€ Million

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

CB Richard Ellis | Page 15 CB Richard Ellis | Page 15
A Truly International Market
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
2000 2001 2002 2003 2004 2005
Source: CB Richard Ellis
Cross-border purchases  (+73%)
Domestic purchases  (+22%)
Cross-border Investment Sales transactions
have more than doubled in € terms since 2000

(Thousand sq m)

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 16 CB Richard Ellis | Page 16
Source: CB Richard Ellis
European Leasing
Aggregate leasing in a sample of 16 markets
The 16 markets in the sample are: Vienna, Brussels, Ile de France, Frankfurt, Munich, Hamburg, Berlin,
Dublin, Amsterdam, Rotterdam, The Hague, Utrecht, Barcelona, Madrid, Central London and UK M25.
4,850
4,231
5,042
5,425
5,949
6,502
7,032
8,504
8,421
8,535
8,859
11,313
6,829
7,027
7,871
5,861
0
2,000
4,000
6,000
8,000
10,000
12,000
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Warsaw
Prague
Frankfurt
Amsterdam
Berlin
Birmingham
Vienna
Brussels
Geneva
Paris
Rome
Munich
Zurich
Edinburgh
Barcelona
Milan
Lisbon
London City
Stockholm
London WE
Madrid
Hamburg

100 A Century of Service 1906 | 2006

CB RICHARD ELLIS

CB Richard Ellis | Page 17 CB Richard Ellis | Page 17 Annual Rental Rate Change -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% (Q4 2004 – Q4 2005) Source: CB Richard Ellis

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 18 CB Richard Ellis | Page 18
2006 Key Strategies
Investment
• Enhance retail and industrial capabilities
• Exploit UAE & CEE opportunities
Retail Leasing
• Implement EMEA strategy by leveraging
Dalgleish platform
Valuation
• Capitalize on the international opportunity

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 19 CB Richard Ellis | Page 19
2006 Key Strategies
Other Service Lines
• EMEA logistics capability
• Hotels capability
• Office agency and corporate services
coordination
Continue Core Themes
• Network growth and development
• EMEA client management program
• Cross border initiatives

CBRE

CB RICHARD ELLIS

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 20 CB Richard Ellis | Page 20